UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): October 29, 2003

TELIK, INC.

(Exact name of registrant as specified in its chapter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3165 Porter Drive Palo Alto, CA	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 845-7700

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

On October 29, 2003, Telik, Inc. issued a press release entitled “Telik Announces Proposed Equity Offering,” announcing a proposed public offering of up to 6,900,000 shares of Telik’s common stock (including 900,000 shares issuable upon exercise of the underwriters’ over-allotment option, if any) pursuant to an already effective shelf registration statement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Form Financial Information and Exhibits.

(c)	Exhibits

Number	Description

99.1	Press Release entitled “Telik Announces Proposed Equity Offering,” dated October 29, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.

On October 29, 2003, Telik publicly disseminated a press release announcing certain financial results for the quarter ended September 30, 2003. The foregoing description is qualified in its entirety by reference to the Registrant’s press release dated October 29, 2003, a copy of which is attached hereto as Exhibit 99.2.

The information in this report, including the exhibit hereto, shall not be deemed to be ‘filed’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Telik, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.

/s/ Cynthia M. Butitta
Date October 29, 2003	Cynthia M. Butitta,
Chief Operating Officer and Chief Financial Officer

Exhibit Index

Number	Description

99.1	Press Release entitled “Telik Announces Proposed Equity Offering,” dated October 29, 2003.

99.2	Press Release entitled “Telik Announces Third Quarter 2003 Financial Results,” dated October 29, 2003.